                                                                   EXHIBIT 10.39

                             MAXXIM MEDICAL, INC.

                1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


     THIS 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN (this "Plan") is adopted by the Board of Directors (the "Board of Directors") of MAXXIM MEDICAL, INC., a Texas corporation (the "Company"), effective this 9th day of April, 1999 (the "Adoption Date").

                             W I T N E S S E T H:

     WHEREAS, the Company believes that allowing certain non-employee directors of the Company to obtain shares of common stock, $.001 par value ("Common Stock"), of the Company by granting stock options as hereinafter provided is beneficial to the initial and continued success of the Company;

     NOW, THEREFORE, the Company agrees to provide for the granting of stock options to the non-employee directors of the Company, subject to the following conditions and provisions:

     1.   Purpose. The purpose of this Plan is to secure for the Company and its
          -------
stockholders the benefits that flow from providing its non-employee directors with the incentive inherent in common stock ownership. The Company recognizes that stock option plan may allow the Company to attract and retain qualified and competent persons for service as members of the Company's Board of Directors because of the opportunity offered to acquire a proprietary interest in the business of the Company.

     2.   Amount of Stock. The total number of shares of Common Stock to be
          ---------------
subject to options granted pursuant to this Plan shall not exceed 80,000 shares. This total number of shares shall be subject to appropriate and automatic increase or decrease under Section 11 of this Plan (without the need for further action on the part of the Board of Directors of the Company), in the event of a stock dividend, or upon a subdivision, split-up, combination or reclassification of, the shares purchasable under such options, as contemplated in Section 11.

     3.   Eligibility and Participation. Options may be granted pursuant to this
          -----------------------------
Plan only to non-employee directors of the Company (such non-employee directors being hereinafter sometimes called "directors"). Directors who are employees of the Company or a parent or a subsidiary of the Company shall not be eligible to participate in this Plan. The holder of any option granted pursuant to this Plan shall not have any of the rights of a shareholder with respect to the shares covered by the option until one or more certificates for such shares shall be delivered to him upon the due exercise of the option.

                                     105 -

     4.   Option Agreement. The terms and provisions of each option granted
          ----------------
under this Plan shall be as set forth in a Non-Employee Director Stock Option Agreement (hereinafter called an "Option Agreement"), between the Company and the director receiving such option in form and content substantially similar to the Option Agreement attached hereto as EXHIBIT A.

     5.   Options Shares.  On the Adoption Date, the Company shall grant to each
          --------------
director an option to purchase 10,000 shares of Common Stock, subject to the provisions of Section 16 hereof. In addition, on the date that any new director is elected at an annual meeting of the shareholders of the Company during the term of this Plan, the Company shall grant to each such new director an option to purchase 10,000 shares of Common Stock.

     6.   Price. The purchase price per share of Common Stock purchasable under
          -----
options granted pursuant to this Plan on the Adoption Date shall be eighty-five percent (85%) of the opening price per share of the Common Stock on the New York Stock Exchange on the Adoption Date. The purchase price per share of Common Stock purchasable under options granted pursuant to this Plan after the Adoption Date shall be eighty-five percent (85%) of the opening price per share of the Common Stock on the New York Stock Exchange, or such other exchange as the Common Stock may then be traded, on the day such options are granted. The full purchase price of shares purchased shall be paid upon exercise of the option. The purchase price per share shall be subject to adjustment under Section 11 of this Plan.

     7.   Exercise Period. All shares of Common Stock purchasable under any
          ---------------
option granted under this Plan will be purchasable after the first anniversary of the first annual meeting of the shareholders of the Company held after the grant of such option, provided that if the option is granted on the date of an annual shareholders' meeting, such shares will be purchasable after the next annual shareholders' meeting, and further provided that the director holding such option must have served as a director of the Company at all times from the date of grant.

     8.   Option Period. The period of time within which options granted
          -------------
pursuant to this Plan must be exercised shall be a period of three (3) years after such option first becomes exercisable. The actual expiration date stated in an Option Agreement is hereinafter called the "Expiration Date."

     9.   Termination. Each Option Agreement will provide that:
          -----------

          (a) If the director for any reason whatsoever, other than death or permanent and total disability, as defined in (b) below, ceases to be a director of the Company, the option may be exercised by the director within one (1) year after the date of such termination, but in no event later than the Expiration Date.

          (b) If the director becomes permanently and totally disabled, as hereinafter defined, while serving as a director of the Company, the option will automatically

                                     106 -
     become exercisable in full and may be exercised by the director at any time before one (1) year after the date of disability or the Expiration Date, whichever is earlier.

          "Permanently and totally disabled" means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In the absence of any specific requirements for this determination, the decision of the Board of Directors of the Company, as aided by any physicians designated by the Board of Directors shall be conclusive, and the Board of Directors shall send written notice to the director of the determination that he has become permanently and totally disabled.

          (c) In the event that the director dies while serving as a director of the Company, the option will automatically become exercisable in full and may be exercised by a legatee or legatees of the director under his will, or by his personal representatives or distributees, at any time before one (1) year after the date of death or the Expiration Date, whichever is earlier.

Nothing in (a), (b) or (c) shall extend the time for exercising any option granted pursuant to this Plan beyond the Expiration Date.

     10.  Assignability. Each Option Agreement shall provide that the option
          -------------
granted thereby shall not be transferable or assignable by the director in any form or fashion, and that the option may be exercised only by the director during his lifetime, or as otherwise expressly set forth in EXHIBIT A hereto.

     11.  Changes in Capital Structure. Each option granted pursuant to this
          ----------------------------
Plan shall provide that if the option shall, subject to Section 12, be exercised subsequent to any share dividend, stock split, reverse stock split, split-up, recapitalization, merger, consolidation, combination or exchange of shares, reorganization, or liquidation occurring after the date of the grant of the option, as a result of which shares of any class have been issued in respect of outstanding Common Stock or Common Stock has been changed into the same or a different number of shares of the same or another class or classes, then the director or directors so exercising the option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares that, if Common Stock (as authorized at the date of the grant of the option) had been purchased at the date of the grant of the option for the same aggregate price (on the basis of the price per share set forth in Section 6 hereof) and had not been disposed of, such director or directors would be holding, at the time of such exercise, as a result of such purchase and all such share dividends, stock split, reverse stock split, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, reorganizations, or liquidations; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

                                     107 -

     12.  Change in Control. Notwithstanding anything in this Plan to the
          -----------------
contrary, in the event of a Change in Control (as defined below), the unexercised options outstanding under this Plan will automatically become exercisable in full as of the effective date of such Change in Control. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, any outstanding options hereunder may be terminated by the Company as of the effective date of such dissolution, liquidation, merger or consolidation by giving notice to each holder thereof of its intention to do so not less than ten
(10) days preceding such effective date and permitting the exercise until such effective date, or the Expiration Date if earlier, of all of such outstanding options. Notwithstanding the preceding sentence, if the Company is not the surviving corporation as a result of the Company being reorganized or merged or consolidated with another corporation while unexercised options are outstanding under this Plan, the surviving corporation may assume the unexercised options outstanding under this Plan or substitute new options in the surviving corporation for the outstanding options; provided, however, that the excess of the aggregate fair market value of the securities subject to the options immediately after the substitution or assumption over the aggregate option price of such shares is not less than the excess of the aggregate fair market value of the Common Stock subject to the outstanding option immediately before such substitution or assumption over the aggregate option price of such Common Stock. The existence of this Plan or of options granted hereunder shall not in any way prevent any Change in Control transaction, and no holder of options granted under this Plan shall have the right to prevent any such transaction.

     "Change in Control" of the Company means and shall be deemed to have occurred if and when (i) any "person" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who were members of the Board of Directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors do not constitute a majority of the Board of Directors following such election; (iii) the shareholders of the Company approve the dissolution or liquidation of the Company; (iv) the shareholders of the Company approve an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not subsidiaries of the Company, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Company (excluding from the term "former shareholders" a shareholder who is, or as a result of the transaction in question becomes, an "affiliate", as that term is used in the Securities Exchange Act of 1934 and the Rules promulgated thereunder, of any party to such merger, consolidation or reorganization); or (v) the shareholders of the Company approve the sale of substantially all of the Company's business and/or assets to a person or entity which is not a subsidiary of the Company.

     13.  Registration Rights. The directors shall have no registration rights
          -------------------
with respect to the shares of Common Stock issuable upon exercise of the options granted under this Plan.

                                     108 -

     14.  Sale of Stock after Exercise of Option. Any director exercising any
          --------------------------------------
option under the terms of this Plan will be required to agree that, unless the shares obtained as a result of such exercise have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or may otherwise be sold pursuant to an available exemption from such registration under the Securities Act, such director will not dispose of any such shares thereafter without the prior approval of the Company.

     Unless the Company files a registration statement with respect to the shares issuable under the Plan, the Company shall require that a legend be placed on any share certificates issued through the exercise of any option granted under this Plan with respect to the foregoing restrictions. Such legend shall be placed either on the front or back of such share certificates and shall note that the shares are governed by this Plan.

     This Plan shall be kept at the registered office of the Company and shall be available for inspection by any appropriate party.

     15.  Amendment of the Plan. The Board of Directors may from time to time
          ---------------------
alter, amend, suspend or discontinue this Plan and make rules for its administration; provided, however, that the Plan may not be amended more than once every six (6) months, other than to conform to changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     16.  Shareholder Approval. This Plan will be submitted to the shareholders
          --------------------
of the Corporation for approval at the 1999 Annual Meeting of Shareholders and shall be approved by the affirmative vote of a majority of the outstanding shares of Common Stock of the Company voted at the Meeting, in person or by proxy, provided that the total vote cast on the proposal to adopt the Plan (including abstentions) represents more than 50% of the total number of shares of Common Stock outstanding on the record date set for the Meeting. In the event that the Plan is not so approved, the Plan and all options previously granted thereunder shall automatically terminate.

     17.  Termination Of Plan. Unless terminated earlier, this Plan shall
          -------------------
terminate effective the date of the 2003 Annual Meeting of Shareholders. Any option outstanding under this Plan at the time of the termination of this Plan shall remain in effect until such option shall have been exercised or the Expiration Date thereof occurs, whichever is earlier.

     18.  Exhibits. EXHIBIT A (attached) is hereby incorporated into this Plan
          --------
by reference.

                                     109 -

                                  EXHIBIT "A"

                             MAXXIM MEDICAL, INC.

                 NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT


     THIS NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT (this "Agreement"), effective as of __________________, _____ (the Effective Date"), by and between MAXXIM MEDICAL, INC., a Texas corporation (the "Company"), and
__________________, an individual residing in  (the "Optionee");

                             W I T N E S S E T H:

     WHEREAS, the Optionee is a member of the Board of Directors of the Company but is neither an employee nor an executive officer of the Company on the effective date hereof; and

     WHEREAS, in consideration of the Optionee's past service to the Company and to provide the Optionee with additional incentive to remain as a director of the Company, the Company has agreed to grant the Optionee options to purchase shares of common stock, $.001 par value ("Common Stock"), of the Company; and

     WHEREAS, by granting the Optionee options to purchase shares of Common Stock pursuant to the terms of this Agreement, the Company intends to carry out the purposes set forth in the 1999 Non-Employee Directors' Stock Option Plan of the Company (the "Plan") adopted by the Board of Directors of the Company (the "Board of Directors"); and

     WHEREAS, the Company and the Optionee desire to set forth the terms and conditions of such options to purchase Common Stock;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1.   Grant of Option. The Company hereby grants to the Optionee the option
          ---------------
(the "Option") to purchase all or any part of an aggregate of Ten Thousand (10,000) shares of Common Stock (such shares, as increased or decreased in accordance with Section 8 hereof, being referred to herein as the "Option Shares") for a purchase price of $_______________ per share (the "Exercise Price"), upon the additional terms and conditions hereinafter set forth.

     2.   Availability of Option Shares and Term of Option. The Option shall be
          ------------------------------------------------
fully exercisable after the first anniversary of the first annual meeting of the shareholders of the Company held after the grant of such option, provided that if the option is granted on the date of an annual shareholders' meeting, such shares will be purchasable after the next annual shareholders' meeting (the "Vesting Date"), and provided further that such vesting is expressly conditioned upon the Optionee having served as a director of the Company at all times from the date of grant up to the date preceding the Vesting Date. The Option shall expire and terminate as to any Option Shares not purchased by the Optionee on or prior to the expiration of three years from the Vesting Date (the "Expiration Date"), subject to earlier termination as set forth in Section 13.

     3.   Method of Exercising the Option. Subject to the limitations contained
          -------------------------------
in Section 2, the Option shall be exercised by the Optionee delivering to the Company, on or prior to the Expiration Date or the date of any earlier termination pursuant to Section 13 (i) written notice from the Optionee stating that the Optionee is exercising the Option, and specifying the number of Option Shares that the Optionee desires to purchase ("Notice"), and (ii) a check payable to the order of the Company in an amount equal to the then current Exercise Price multiplied by the number of Option Shares that the Optionee has indicated he desires to purchase in the Notice (the "Payment"). The Option may be exercised as to all, or any whole number, of the Option Shares exercisable as of the date of the Notice. The failure of the Optionee to exercise the Option as to all of the Option Shares available for exercise as of the date of the Notice shall not be deemed to be a waiver or forfeiture of the Optionee's right to later exercise the Option as to any Option Shares not previously purchased. For purposes of Section 2 hereof, the exercise of the Option to purchase the Option Shares specified in the Notice shall be deemed to have taken place on the date that Notice and Payment are actually received by the Company in accordance with this Section 3.

     4.   Transferability of Option. The Option shall be exercisable (i) during
          -------------------------
the Optionee's lifetime only by the Optionee, or his guardian or legal representative, or (ii) in the event of his death, by his heirs or legatees in accordance with his will or the laws of descent and distribution (but only to the extent the Option would be exercisable by the Optionee under Section 2 or as set forth in Section 13), and shall not otherwise be transferable or assignable, in whole or in part.

     5.   Payment of Taxes upon Exercise. The Optionee understands and
          ------------------------------
acknowledges that under currently applicable law, the Optionee may be required to include in his taxable income, at the time of exercise of the Option, the amount by which the value of the Option Shares purchased (the "Exercise Shares") exceeds the Exercise Price paid. The Optionee hereby authorizes the Company to withhold Exercise Shares of a value equivalent to the amount of tax required to be withheld by the Company out of any taxable income derived by the Optionee upon exercise of the Option; provided, however, that the Optionee may, in the alternative, in order to satisfy such withholding requirement, deliver to the Company cash or other shares of Common Stock owned by the Optionee.

     6.   Investment Representation/Securities Law Requirements. The Optionee
          -----------------------------------------------------
represents that the Option Shares available for purchase by the Optionee under this Agreement will be acquired only for investment and not with a view toward resale or distribution. The Optionee agrees and understands that the Option Shares may be restricted securities as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and, in such case, may not be sold, assigned or transferred, unless the sale, assignment or transfer of such shares is registered under the Securities Act and applicable blue sky laws, as now in effect or hereafter amended or under applicable exemptions therefrom. In the case of any sale under such an exemption, the Company will require an opinion of counsel in form and substance satisfactory to the Company from counsel acceptable to the Company that such registrations are not required. The Optionee further understands and agrees that, unless issued pursuant to an effective registration statement under the Securities Act, the following legend shall be set forth on each certificate representing Option Shares:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933 or under the blue sky laws of any state, and may not be sold, assigned or transferred except upon such registration or upon receipt by the Company of an opinion of counsel in form and substance satisfactory to the Company from counsel acceptable to the Company that such registrations are not required for such sale, assignment or transfer."

     7.   No Rights as Shareholder. The Optionee shall not have any rights as a
          ------------------------
shareholder with respect to any of the Option Shares until the date of issuance by the Company of a stock certificate to the Optionee for such shares. Except as otherwise provided in Section 11 hereof, the Optionee shall not be entitled to any dividends, cash or otherwise, or any adjustment of the Exercise Price of any of the Option Shares for such dividends, if the record date therefor is prior to the date of issuance of such stock certificate. Upon valid exercise of the Option by the Optionee, the Company agrees to cause a valid stock certificate for the number of Option Shares then purchased to be issued and delivered to the Optionee within seven (7) business days.

     8.   Corporate Proceedings of the Company. Notwithstanding anything in this
          ------------------------------------
Agreement to the contrary, in the event of a Change in Control (as defined in the Plan), the Option will automatically become exercisable in full as of the effective date of such Change in Control. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the Option may be terminated by the Company as of the effective date of such dissolution, liquidation, merger or consolidation by giving notice to Optionee of its intention to do so not less than ten (10) days preceding such effective date and permitting the exercise until such effective date, or the Expiration Date if earlier, of the Option. Notwithstanding the preceding sentence, if the Company is not the surviving corporation as a result of the Company being reorganized or merged or consolidated with another corporation while the Option is outstanding, the surviving corporation may assume the Option or substitute a new option in the surviving corporation for the Option; provided, however, that the excess of the aggregate fair market value of the securities subject to the options immediately after the substitution or assumption over the aggregate option price of such shares is not less than the excess of the aggregate fair market value of the Option Shares immediately before such substitution or assumption over the Exercise Price of Option Shares. The existence of the Option shall not in any way prevent any Change of Control transaction, and Optionee shall have no right to prevent any such transaction.

     If the Option shall be exercised subsequent to any share dividend, stock split, reverse stock split, split-up, recapitalization, merger, consolidation, combination or exchange of shares, reorganization, or liquidation occurring after the Effective Date, as a result of which shares of any class have been issued in respect of outstanding Common Stock or Common Stock has been changed into the same or a different number of shares of the same or another class or classes without payment of consideration therefor, then the Optionee shall receive, for the Exercise Price paid upon such exercise, the aggregate number and class of shares that, if the Option Shares had been purchased at the Effective Date and had not been disposed of, the Optionee would be holding, at the time of such exercise, as a result of such purchase and all such share dividends, stock split, reverse stock split, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, reorganizations, or liquidations; provided, however, that no fractional share shall be issued upon any such exercise, and the Exercise Price shall be appropriately reduced on account of any fractional share not issued.

     The issuance by the Company of shares of stock of any class of securities convertible into shares of stock of any class, including Common Stock, or the issuance by the Company of Common Stock, for cash, property or services rendered, either upon direct sale or upon the exercise of rights, options or warrants to subscribe therefor, or the conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares of Common Stock then subject to the Option.

     9.   Notices. All notices, demands and other communications required or
          -------
permitted hereunder shall be deemed to have been properly given or delivered when delivered personally or sent by certified or registered mail, return receipt requested with all postage fully prepaid, addressed to the respective parties hereto as follows:

     If to the Company:       Maxxim Medical, Inc.
                              10300 49/th/ Street North
                              Clearwater, FL  33762
                              Attn:  President

     If to Optionee:          ________________________
                              ________________________
                              ________________________

Any party hereto may change the above designated address by notice to the other party hereto of such new address given in accordance with this Section 9.

     10.  Joinder of Spouse. The Optionee's spouse is fully aware of,
          -----------------
understands and fully consents and agrees to the provisions of this Agreement and its binding effect upon any interest, community or otherwise, she may have in any of the Option Shares or this

Agreement, and she hereby evidences such awareness, understanding, consent and agreement by execution of this Agreement.

     11.  Fractional Shares. Notwithstanding any other provision of this
          -----------------
Agreement, the Company shall not be required to issue any fractional shares, and to the extent that the terms hereof would otherwise require such issuance of fractional shares, the number of shares actually issued shall be rounded down to the nearest whole share.

     12.  Transferability; Binding Effect. The Option shall be exercisable only
          -------------------------------
by the persons described in Section 4. Subject to the foregoing, all covenants, terms, agreements and conditions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Company and the Optionee and their respective heirs, executors, administrators, successors and assigns.

     13.  Termination.
          -----------

          (a) If the Optionee for any reason whatsoever, other than death or permanent and total disability, as defined in (b) below, ceases to be a director of the Company, the option may be exercised by the director within one (1) year after the date of such termination, but in no event later than the Expiration Date.

          (b) If the Optionee becomes permanently and totally disabled, as hereinafter defined, while serving as a director of the Company, the Option will automatically become exercisable in full and may be exercised by the Optionee at any time before one (1) year after the date of disability or the Expiration Date, whichever is earlier.

          "Permanently and totally disabled" means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In the absence of any specific requirements for this determination, the decision of the Company, as aided by any physicians designated by the Company, shall be conclusive and the Company shall send written notice to the Optionee of the determination that the Optionee has become permanently and totally disabled.

          (c) In the event that the Optionee dies while serving as a director of the Company, the option will automatically become exercisable in full and may be exercised by a legatee or legatees of the Optionee under the Optionee's will, or by the Optionee's personal representatives or distributees, at any time before one (1) year after the date of death or the Expiration Date, whichever is earlier, and if not so exercised, the Option shall thereupon terminate.

     Nothing in (a), (b) or (c) shall extend the time for exercising the Option granted pursuant to this Agreement beyond the Expiration Date.

     14.  Shareholder Approval. The Option granted pursuant to this Agreement is
          --------------------
subject to the approval of the Plan by the shareholders of the Corporation at the 1999 Annual Meeting of Shareholders, as set forth in the Plan. In the event that the Plan is not so approved, this Agreement shall automatically terminate and the Optionee shall have no further rights hereunder.

     15.  Entire Agreement. This Agreement embodies the entire agreement and
          ----------------
understanding between the Company and the Optionee and their respective heirs, executors, administrators, successors and assigns.

     16.  Governing Law. This Agreement shall be governed by the laws of the
          -------------
State of Florida, and the laws of the United States applicable in Florida.

     17.  Captions. The Section headings in this Agreement are for reference
          --------
purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

     18.  Counterparts. This Agreement may be executed in multiple original
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above, to be effective as of the Effective Date.

                                        COMPANY:

                                        MAXXIM MEDICAL, INC.,
                                        a Texas corporation


                                        By:___________________________________
                                             Kenneth W. Davidson, President

                                        OPTIONEE:


                                        ______________________________________
                                        Optionee


                                        ______________________________________
                                        Spouse of Optionee